        Exhibit 10.4
AMENDMENT #1 TO LICENSE AGREEMENT

This Amendment #1 (the “Amendment”) to the License Agreement (the “License Agreement”) dated December 22, 2022 by and between Akebia Therapeutics, Inc., a Delaware corporation with its principal place of business at 245 First Street, Cambridge, MA 02142 and its Subsidiary, Keryx Biopharmaceuticals, Inc. (“Keryx,” and collectively, “Akebia”), and Averoa SAS, a French corporation, having a place of business at 11 avenue Paul Verlaine, 38100 Grenoble, France, (“Licensee”) is effective as of August 30, 2024 (the “Amendment Effective Date”). Akebia and Licensee are each referenced individually herein as a "Party" and together as the “Parties”.

WHEREAS, the Parties desire to amend the License Agreement to expand the definition of the Territory of the License Agreement to include the State of Israel and certain other eastern European countries as set forth below in this Amendment;

NOW, THEREFORE the Parties agree as follows:
1.Section 1.128 (Definition of Territory) of the Agreement is hereby deleted in its entirety and replaced with the following:

1.128.    “Territory” means the European Economic Area, Turkey, Switzerland, the United Kingdom, Serbia, Albania, Bosnia-Herzegovina, Kosovo, Montenegro, North Macedonia, Belarus, Moldova, and Israel.

2.All capitalized terms not defined herein shall have meaning set forth in the Agreement.

3.Except as otherwise provided herein, all provisions of the Agreement, as amended shall remain in full force and effect.

4.This Amendment #1 may be executed in counterparts, all of which taken together will be regarded as one and the same instrument. Counterparts may be delivered via electronic mail, including Adobe™ Portable Document Format (PDF) or any electronic signature complying with the U.S. Federal ESIGN Act of 2000, and any counterpart so delivered will be deemed to be original signatures, will be valid and binding upon the Parties, and, upon delivery, will constitute due execution of this Amendment #1.

IN WITNESS WHEREOF, the Parties have executed this Amendment #1 to the License Agreement effective as of the Amendment Effective Date written above.

AKEBIA THERAPEUTICS, INC. By: /s/ Erik Ostrowski Print Name: Erik Ostrowski Title: SVP, Chief Financial Officer & Chief Business Officer	AVEROA SAS By: /s/ Luc-André GRANIER Print Name: Luc-André GRANIER Title: CEO